UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 27, 2013

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-03559	21-0398280

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY.  INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF.  NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 8.01	Other Events.

On February 27, 2013, the public service commissions and public advocates of the District of Columbia, Maryland, Delaware and New Jersey filed a joint complaint with the Federal Energy Regulatory Commission (FERC) against Potomac Electric Power Company (Pepco), Delmarva Power & Light Company (DPL) and Atlantic City Electric Company (ACE), wholly owned subsidiaries of Pepco Holdings, Inc. (PHI), as well as Baltimore Gas and Electric Company.  The complainants challenged the base return on equity (ROE) and the application of the formula rate process, each associated with the transmission service that PHI’s utilities provide.  The complainants claim to support an ROE within a zone of reasonableness of 6.78 percent and 10.33 percent, and they arrive at a base ROE of 8.7 percent.  The currently authorized adjusted base ROE for PHI's utilities is 11.3 percent, which includes a base ROE of 10.8 percent plus a 50 basis point adder for being a member of a regional transmission organization.  PHI, Pepco, DPL and ACE (each, a Reporting Company) believe this complaint is unsupported and intend to vigorously defend the current ROE and the formula rate process.

On February 28, 2013, FERC issued an order in Pepco’s and DPL’s proceeding seeking recovery of approximately $88 million in abandoned costs related to the Mid-Atlantic Power Pathway (MAPP) project.  The order concludes that the MAPP project was cancelled for reasons beyond the control of Pepco and DPL, and found that the prudently incurred costs associated with the abandonment of the MAPP project are eligible to be recovered, but set for hearing the prudence of the abandoned costs and the amortization period for those costs.  FERC required the deduction of previously approved incentive adders amounting to 150 basis points, as well as a 50 basis point adder for being a member of a regional transmission organization, resulting in a 10.8 percent approved ROE with respect to the abandoned costs.  FERC also denied recovery of approximately $2 million, or 50 percent, of the prudently incurred abandoned costs prior to November 1, 2008, the date of FERC’s MAPP incentive order.  While PHI continues to review the FERC order and assess its responses to it, PHI believes that the FERC order is not consistent with prior precedent and will vigorously pursue its rights to recover all prudently incurred abandoned costs associated with the MAPP project, as well as the full ROE previously approved by FERC.

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K with respect to each Reporting Company, including their respective subsidiaries, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs, estimates and current expectations of one or more Reporting Companies and such subsidiaries. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ and such subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.   Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or such subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements:

•	Changes in governmental policies and regulatory actions affecting the energy industry or one or more of the Reporting Companies specifically, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities and the recovery of purchased power expenses;

•
The outcome of pending and future rate cases and other regulatory proceedings, including (i) challenges to the base ROE and the application of the formula rate process for Pepco, DPL and ACE; (ii) challenges raised in Pepco’s and DPL’s FERC proceeding seeking, among other things, recovery of all prudently incurred MAPP abandonment costs and the full ROE previously approved by FERC with respect to such costs; and (iii) the possible disallowance of other recovery of costs and expenses;

•	The expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs;

•	Possible fines, penalties or other sanctions assessed by regulatory authorities against a Reporting Company or its subsidiaries;

•
The impact of adverse publicity and media exposure, which could render one or more Reporting Companies or such subsidiaries vulnerable to increased regulatory oversight and negative customer perception;

•	Unanticipated changes in operating expenses and capital expenditures;

•
Rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM Interconnection, LLC, the North American Electric Reliability Corporation  and other applicable electric reliability organizations; and

•	Legal and administrative proceedings (whether civil or criminal) and settlements that affect a Reporting Company’s or its subsidiaries’ business and profitability.

These forward-looking statements are also qualified by, and should be read together with, the risk factors included in Part I, Item 1A. Risk Factors and other statements in each Reporting Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC, and none of the Reporting Companies undertakes an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for any Reporting Company to predict all such factors.  Furthermore, it may not be possible to assess the impact of any such factor on such Reporting Company’s or its subsidiaries’ business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.  The foregoing factors should not be construed as exhaustive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. POTOMAC ELECTRIC POWER COMPANY DELMARVA POWER & LIGHT COMPANY
(Registrants)

Date:	March 4, 2013	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

ATLANTIC CITY ELECTRIC COMPANY
(Registrant)

Date:	March 4, 2013	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Chief Financial Officer